UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008

NuCO2 Inc.
(Exact name of registrant as specified in its charter)

Florida	0-27378	65-0180800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 S.E. Market Place, Stuart, Florida		34997
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (772) 221-1754

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.           Other Events.

On March 17, 2008, NuCO2 Inc. (the “Company”) issued a press release announcing the end of the “go shop” process under the terms of the Agreement and Plan of Merger, dated as of January 29, 2008, by and among the Company, NuCO2 Parent, Inc. (f/k/a NuCO2 Acquisition Corp.), a Delaware corporation (“Parent”), and NuCO2 Merger Co., a Florida corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  Parent and Merger Sub are affiliates of Aurora Capital Group, a Los Angeles-based private equity firm. A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.            Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.                    Description

99.1                                Press Release dated March 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCO2 INC.

Date: March 18, 2008	By:	/s/ Eric M. Wechsler
Eric M. Wechsler,
General Counsel